UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2023

KIROMIC BIOPHARMA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39619	46-4762913
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7707 Fannin, Suite 140

Houston, TX, 77054

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (832) 968-4888

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value	KRBP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.

On July 18, 2023, Kiromic BioPharma, Inc. (the “Company”) entered into an Exchange Agreement (the “Exchange Agreement”) with the holder of promissory notes of the Company (the “Holder”) pursuant to which the Holder agreed to exchange aggregate principal amount of $6 million of the Company’s 25% Senior Secured Convertible Promissory Notes (the “Exchange Notes”) for 6,000 shares of Series C Convertible Voting Preferred Stock (the “Series C Stock”).

The foregoing description of the Exchange Agreement is qualified in its entirety by reference to the full text of such Exchange Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 3.02    Unregistered Sales of Equity Securities

Reference is made to the disclosure set forth under Item 1.01 above, which disclosure is incorporated herein by reference. The exchange of the Exchange Notes for Series C Stock was made in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information contained above in Item 1.01 is hereby incorporated by reference into this Item 5.03.

On July 18, 2023, the Company filed a Certificate of Amendment to the Certificate of Designation of Preferences, Rights and Limitations of the Series C Convertible Voting Preferred Stock with the Delaware Secretary of State designating 14,000 shares of its authorized and unissued preferred stock as Series C Convertible Voting Preferred Stock.

The foregoing summary of the terms of the Certificate of Amendment to the Certificate of Designation of the Series C Preferred Stock is qualified in its entirety by reference to the text of the Amendment to the Certificate of Designation, which is filed hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d)     Exhibits.

Exhibit Number	Description

3.1	Amendment to Certificate of Designation of Preferences, Rights and Limitations of the Series C Convertible Voting Preferred Stock dated July 18, 2023
10.1	Form of Exchange Agreement dated as of July 18, 2023 between the Company and the holder of the Exchange Securities
104	Cover Page Interactive Data File (embedded within the XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kiromic BioPharma, Inc.

Date: July 19, 2023	By:	/s/ Pietro Bersani
Pietro Bersani
Chief Executive Officer